UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2025

Phillip Street Middle Market Lending Fund LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01579	92-0758632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.

On October 28, 2025, Phillip Street Middle Market Lending Investments LLC (“SPV”), an indirectly wholly owned subsidiary of Phillip Street Middle Market Lending Fund LLC (the “Company”) entered into a fourth amendment (the “Amendment”) to its secured credit facility, dated as of February 10, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, including by the Amendment, the “Ally Credit Facility”) by and among the Company, as collateral manager and transferor, Phillip Street Middle Market Lending Investment Holdings LLC, as equityholder, the SPV, as borrower, each of the lenders from time to time party thereto (the “Lenders”), Ally Bank, as administrative agent, arranger and swingline lender, and State Street Bank and Trust Company, as collateral custodian. The Amendment, among other things, decreases the Facility Amount to $480,000,000, decreases the Applicable Spread to 1.85%, amends certain components of the Borrowing Base, resulting in an increase to the Borrowing Base and adds the ability to borrow under a swingline subfacility that is available on a same day basis. Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the Amendment.

The foregoing description is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1*	Amendment No. 4 to Loan, Security and Collateral Management Agreement, dated as of October 28, 2025, by and among Phillip Street Middle Market Lending Fund LLC, as collateral manager, Phillip Street Middle Market Lending Investments LLC, as borrower, each of the lenders party thereto, Ally Bank, as administrative agent, arranger and swingline lender, and State Street Bank and Trust Company, as collateral custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits, schedules, and annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibits, schedules, and annexes to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillip Street Middle Market Lending Fund LLC
(Registrant)

Date: October 29, 2025	By:	/s/ Vivek Bantwal
	Name:	Vivek Bantwal
	Title:	Co-Chief Executive Officer

	By:	/s/ David Miller
	Name:	David Miller
	Title:	Co-Chief Executive Officer